UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2022

SECURITY NATIONAL FINANCIAL CORPORATION

(Exact name of registrant as specified in this Charter)

Utah	000-09341	87-0345941
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

433 Ascension Way, 6th Floor, Salt Lake City, Utah	84123
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 264-1060

Does Not Apply

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	SNFCA	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 2, 2022, the Board of Directors of Security National Financial Corporation (the “Company”), approved the amendment and restatement (the “Amendment and Restatement”) of the Company’s bylaws (the “Bylaws”). The Amendment and Restatement enhanced the procedural mechanics and notice and disclosure requirements of the Bylaws relating to director nominations made by stockholders. The Amendment and Restatement also incorporated various other updates and technical, clarifying and conforming changes into the Bylaws. The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) the following exhibit is furnished with this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Security National Financial Corporation
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY NATIONAL FINANCIAL CORPORATION
(Registrant)

Date: December 6, 2022	By:	/s/ Scott M. Quist
Scott M. Quist, Chairman, President
and Chief Executive Officer

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